UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024
Li-Cycle Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)
________________________

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada
(Address of principal executive offices, including zip code)
(877) 542-9253
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information in Item 7.01 below is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

As of June 30, 2023, the last business day of the second quarter of Li-Cycle Holdings Corp. (the “Company”), the Company determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. As a result, effective January 1, 2024, the Company has been required to comply with all of the periodic disclosure requirements of the Exchange Act, applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed or furnished with the Securities and Exchange Commission (“SEC”) in the past as a foreign private issuer, such as Forms 20-F and 6-K, among other requirements.

Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“US GAAP”). As required pursuant to Section 4.3(4) of Canadian Securities Administrators National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial reports for the fiscal year ended December 31, 2023 in accordance with US GAAP, such interim financial reports having previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (the “IFRS”).

The restated unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended March 31, 2023 and 2022; (ii) the three and six months ended June 30, 2023 and 2022; and (iii) the three and nine months ended September 30, 2023 and 2022 (collectively, the “Restated Interim Financial Statements and MD&As”) have been prepared in accordance with US GAAP.

Other than as expressly set forth above, the Restated Interim Financial Statements and MD&As do not, and do not purport to, update or restate the information in the original unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended March 31, 2023 and 2022; (ii) the three and six months ended June 30, 2023 and 2022; and (iii) the three and nine months ended September 30, 2023 and 2022 (collectively, the “Original Interim Financial Statements and MD&As”) or reflect any events that occurred after the date of the filing of the Original Interim Financial Statements and MD&As.

The Original Interim Financial Statements and MD&As, which were prepared in accordance with IFRS, were filed with the SEC on Forms 6-K on May 15, 2023, August 14, 2023 and November 13, 2023 (as subsequently amended on November 14, 2023), respectively. Copies of the Restated Interim Financial Statements and MD&As are attached as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Restated Consolidated Interim Financial Statements for the three months ended March 31, 2023 and 2022 dated April 29, 2024
99.2	Restated Management’s Discussion and Analysis for the three months ended March 31, 2023 and 2022 dated April 29, 2024
99.3	Restated Consolidated Interim Financial Statements for the three and six months ended June 30, 2023 and 2022 dated April 29, 2024
99.4	Restated Management’s Discussion and Analysis for the three and six months ended June 30, 2023 and 2022 dated April 29, 2024
99.5	Restated Consolidated Interim Financial Statements for the three and nine months ended September 30, 2023 and 2022 dated April 29, 2024
99.6	Restated Management’s Discussion and Analysis for the three and nine months ended September 30, 2023 and 2022 dated April 29, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

		By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: Co-Founder, President & CEO and Director
Date:	April 29, 2024